                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 8, 1999 (the "Second Amendment") is made by and among CHASE INDUSTRIES INC. (formerly, "Chase Brass Industries, Inc."), a Delaware corporation (the "Borrower"), the Guarantors and the Banks referred to in the Credit Agreement (as defined below) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Banks under the Credit Agreement (the "Agent").

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Credit Agreement dated as of August 30, 1996, as amended (as hereafter amended, the "Credit Agreement");

     WHEREAS, the parties to the Credit Agreement desire to amend the provisions thereof as set forth herein;

     WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have meanings assigned to them in the Credit Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.   Amendments to Credit Agreement Deleting the Borrowing Base Requirement.

     The Borrowing Base requirements in the Credit Agreement are hereby deleted therefrom. The parties make the following amendments to remove such requirements:

     A. Defined Terms (Section 1.1).

        The following defined terms are hereby deleted from Section 1.1 of the Credit Agreement

        Account Debtor
        Borrowing Base
        Borrowing Base Certificate
        Inventory
        Qualified Accounts
        Qualified CBCC Inventory
        Qualified Inventory
        Qualified Leavitt Inventory

     B. Revolving Credit Commitments and Swing Loans (Section 2.1).


        Section 2.1 is hereby amended and restated to read as follows:

        "2.1 Revolving Credit Loans and Swing Loans.

             (a) Revolving Credit Commitments.

                 Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to, but not including, the Expiration Date in an aggregate principal amount not to exceed at any one time outstanding to the Borrower such Bank's Revolving Credit Commitment less such Bank's Revolving Credit Ratable Share of the Letter of Credit Outstandings and provided that the Revolving Facility Usage may never exceed the Revolving Credit Commitments.

             (b) Swing Loans.

                 Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate Revolving Credit Loans and repayments between Settlement Dates in aggregate amounts of $5,000,000 or less, PNC shall make Swing Loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date in an aggregate principal amount up to but not in excess of the Swing Loan Maximum, subject to Section 7 and to the following provisions. As of each Settlement Date so long as the Borrower has the right to borrow under this Section 2.1(b), a portion of PNC's Revolving Credit Loans to the Borrower equal to the lesser of $5,000,000 or the aggregate amount of PNC's Revolving Credit Loans shall be designated by PNC as Swing Loans. PNC shall make Swing Loans between Settlement Dates, provided that the aggregate amount of all Swing Loans shall not exceed the Swing Loan Maximum (which permits the aggregate principal amount of PNC's Swing Loans and PNC's Revolving Credit Loans to exceed PNC's Revolving Credit Ratable Share of the Revolving Credit Loans (including any Revolving Credit Loans designated by PNC as Swing Loans) by up to $5,000,000)Within such limits of time and amount and subject to the provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(b).

     C. Issuance of Letters of Credit (Section 2.10).

        Clause (c) of the first sentence of Section 2.10 (Issuance of Letters of Credit) is hereby amended and restated to read as follows:

               "(c) the amount of the Revolving Facility Usage does not exceed the Revolving Credit Commitments at such time."

     D. Mandatory Prepayments (Sections 5.7(a) and (b)).


        Sections 5.7(a) (Mandatory Prepayments--Borrowing Base Exceeded) and 5.7(b) (Mandatory Prepayments--Excess Cash Flow) are hereby deleted.

     E. Reporting Requirements - Monthly Borrowing Base Certificate.

        Clause (i) of Section 8.3(d)(Monthly Reporting--Borrowing Base Certificate) is hereby deleted.

     F. Schedules of Qualified Accounts and Qualified Inventory.

        The following schedules to the Credit Agreement are hereby deleted:


        Schedule 1.1(Q)(1)     -     Qualified Accounts
        Schedule 1.1(Q)(2)     -     Qualified Inventory

2. Amendments to Credit Agreement and other provisions to increase the Commitments.


     A. Amendment to Schedule 1.1(B) - Commitments of the Banks.


        Schedule 1.1(B) is hereby amended and restated to read as set forth on
Schedule 1.1(B) hereto. The Borrower, the Agent and the Banks hereby (i) approve of the increase in the Revolving Credit Commitments as set forth on such
Schedule 1.1(B) (i.e. from $40,000,000 to $50,000,000), and (ii) consent to and approve of the addition of Fifth Third Bank, Northwestern Ohio, N.A. ("Fifth Third") as a Bank under the Credit Agreement with a Revolving Credit Commitment of $10,000,000 and a Term Loan Commitment of $0 as set forth on such Schedule 1.1(B).

     B. Joinder of Fifth Third.

        Fifth Third, by signing this Second Amendment agrees that it joins the Credit Agreement and each of the other Loan Documents as a Bank thereunder with a Revolving Credit Commitment as set forth on Schedule 1.1(B) attached hereto and with no Term Loan Commitment. Fifth Third assumes all of the rights and obligations of a Bank under the Loan Documents and agrees to perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Bank and shall be entitled to the benefits, rights and remedies set forth therein. Fifth Third hereby acknowledges that it has heretofore received a true and correct copy of the Credit Agreement and the other Loan Documents and the executed original of its Revolving Credit Note issued by Borrower under the Agreement in the face amount of its Revolving Credit Commitment. The address for notices to Fifth Third is set forth on
Schedule 1.1(B).

     C. Participation in Letters of Credit; Repayment of Loans and Reborrowing.


        (a) Participation in Letters of Credit.


            On the Effective Date (as hereafter defined) of this Second Amendment, Fifth Third hereby participates in each outstanding Letter of Credit in accordance with its Revolving Credit Ratable Share as more fully described in
Section 2.10 of the Credit Agreement.

        (b) Repayment and Reborrowing of Revolving Credit Loans.


            On the Effective Date (as hereafter defined) of this Second Amendment, the Borrower shall repay all outstanding Revolving Credit Loans and may reborrow Revolving Credit Loans on the same date. The Banks will not require the Borrower to indemnify the Banks for repaying any Revolving Credit Loans under the Euro-Rate Option before the expiration of the applicable Interest Period (commonly referred to as "breakage") pursuant to Section 5.5(b) (Indemnity) of the Credit Agreement. Fifth Third and each of the other Banks shall make Loans requested by the Borrower on the Effective Date (as hereafter defined) in accordance with their Revolving Credit Ratable Share after giving effect to the joinder by Fifth Third pursuant to this Second Amendment.

     D. Technical Fixes to the Credit Agreement to Reflect that the Ratable Shares of the Banks in the Revolving Credit Loans Will Not Equal the Ratable Shares of the Banks in the Term Loans After Fifth Third Joins the Credit Agreement.


        (a) Defined Terms (Section 1.1).

            (i) Amended Terms.


                The following defined terms are hereby amended and restated to read as set forth below:

                "Aggregate Ratable Share shall mean the proportion that a Bank's Commitment bears to the Commitments of all the Banks.

                Required Banks shall mean Banks whose Commitments aggregate at least 66 2/3% of the Commitments of all of the Banks.

                Swing Loan Maximum shall mean the commitment of PNC to make Swing Loans to the Borrower at Borrower's request pursuant to Section 2.1(b) hereof in an aggregate principal amount of up to but not in excess of $5,000,000 at any one time outstanding, provided that in no event shall the sum of all Swing Loans and Revolving Credit Loans made by PNC exceed PNC's Revolving Credit Ratable Share of the Revolving Credit Loans (including any Revolving Credit Loans designated by PNC as Swing Loans) by more than $5,000,000

                Term Loan Commitment shall mean, as to any Bank at any time, the amount of Term Loans outstanding, and Term Loan Commitments shall mean the aggregate Term Loans of all of the Banks."

           (ii) New Terms.


                The following defined new terms are hereby added in alphabetical order to Section 1.1 of the Credit Agreement:

                "Revolving Credit Ratable Share shall mean the proportion that a Bank's Revolving Credit Commitment bears to the Revolving Credit Commitments of all the Banks.

                Term Loan Ratable Share shall mean the proportion that a Bank's Term Loan Commitment bears to the Term Loan Commitments of all the Banks."

          (b) References to Ratable Share.

              The term "Revolving Credit Ratable Share" shall be inserted in lieu of the term "Ratable Share" in each of the following instances in which the term "Ratable Share" appears in the Credit Agreement:

              Section       Title of Section                               Place Where Term is Used
              -------       ----------------                               ------------------------
              2.1(a)        Revolving Credit Commitments                    First Sentence

              2.1(b)        Swing Loans                                     Second Sentence

              2.2           Nature of Banks' Obligations with               First and Second Sentences
                            Respect to Revolving Credit Loans

              2.9           Borrowings to Repay Swing Loans.                Second Sentence

              2.11          Participation Interest in Letters of Credit     First Sentence

              5.6           Settlement Date Procedures                      Everywhere where used--
                                                                            numerous sentences

              The term "Aggregate Ratable Share" shall be inserted in lieu of the term "Ratable Share" in each of the following instances in which the term "Ratable Share" appears in the Credit Agreement:


            Section                     Title of Section                 Place Where Term is Used
            -------                     ----------------                 ------------------------
            10.7              Reimbursement and Indemnification          First and Second Sentences
                              of Agent by Banks.

          (c) Letter of Credit Fees (Section 2.15).


              The first sentence of Section 2.15 (Fees with Respect to Letters of Credit) is hereby amended and restated to read as follows:

              "The Borrower agrees to pay to the Agent for the accounts of the Banks, allocated according to their Revolving Credit Ratable Shares, a fee for Letters of Credit from time to time outstanding, computed on the average daily amount of Letters of Credit Outstandings at the rate per annum equal to the Revolving Credit Euro-Rate Spread (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days lapsed)."

          (d) Term Loans (Section 3).


              Sections 3.1 and 3.2 of the Credit Agreement are hereby amended and restated to read as follows:

              "3.1 Term Loan Commitments.


                   The Banks made term loans (the "Term Loans")to the Borrower on the Closing Date.

               3.2 Nature of Banks' Obligations with Respect to Term Loans.


                   The Banks have no obligation to make and the Borrower shall have no right to borrow any additional Term Loans. "

               The first sentence of Section 3.3 (Term Loan Notes)is hereby amended and restated to read as follows:

               "The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated the Closing Date payable to the order of each Bank in a face amount equal to initial principal amount of the Term Loan of such Bank."

          (e) Payments (Section 5).

              Sections 5.1 and 5.2 are hereby amended and restated to read as follows:

              "5.1 Payments.

                   All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Agent's Fees, fees and commissions with respect to Letters of Credit or other amounts due from the Borrower hereunder shall be payable prior to 12:00 noon Pittsburgh time on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC with respect to the Swing Loans and for the accounts of the Banks with respect to the Revolving Credit Loans and the Term Loans allocated according to the amount of such Loans held by the Banks in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 12:00 noon Pittsburgh time by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate during the first five (5) calendar days and the Federal Funds Effective Rate plus two percent (2%) thereafter with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

               5.2 Pro Rata Treatment of Banks.

                   Each borrowing, and each selection of, conversion to or renewal of any Interest Rate Option, and each payment or prepayment by the Borrower with respect to principal and interest on the Revolving Credit Loans and the Commitment Fees and the fees and commissions with respect to Letters of Credit or other amounts due from the Borrower hereunder to the Banks with respect to Revolving Credit Loans shall (except as provided in Section 4.4(b), 5.4(b) or 5.5(a) hereof) be made in proportion to the amount of such Revolving Credit Loans outstanding from each Bank and, if no such Revolving Credit Loans are then outstanding, in proportion to the Revolving Credit Ratable Share of each Bank. Each borrowing, and each selection of, conversion to or renewal of any Interest Rate Option, and each payment or prepayment by the Borrower with respect to principal and interest on the Term Loans or other amounts due from the Borrower hereunder to the Banks with respect to Term Loans shall (except as provided in Section 4.4(b), 5.4(b) or 5.5(a) hereof) be made in proportion to the amount of such Term

          Loans outstanding from each Bank and, if no such Term Loans are then outstanding, in proportion to the Term Loan Ratable Share of each Bank.

3.   Amendments to Credit Agreement Updating Representations and Warranties.

     A. Capitalization and Ownership (Section 6.1(b)).

        Section 6.1(b) is hereby amended and restated to read as set forth below:

                (b) Capitalization and Ownership.

                    The authorized capital stock of Borrower consists of 36,310,000 shares of Voting Common Stock, which are issued, outstanding and owned as indicated on Schedule 6.1(b) hereto, 12,300,000 shares of Nonvoting Common Stock, 6,150,118 of which are issued and outstanding and 1,000,000 shares of preferred stock (collectively "Borrower Shares"), none of which are issued and outstanding. There are no options, warrants or other rights outstanding to purchase any such Borrower Shares, except pursuant to the Company's 1994 Long Term Incentive Plan, 1997 Non-Employee Director Stock Option Plan and 1997 Executive Deferred Compensation Stock Option Plan. Borrower is not a party to any agreement respecting the right of the holders of the Borrower Shares to vote such Borrower Shares, except for the Voting Agreement of CVC and MVA. The Borrower has delivered a true and correct copy of the Voting Agreement to the Agent.

     B. Schedules To Credit Agreement.


        The following schedules to the Credit Agreement are hereby amended and restated in the forms attached hereto:


           Schedule 1.1(B)     -     Commitments Of The Banks
           Schedule 6.1(b)     -     Holders Of Common Stock Of Borrower
           Schedule 6.1(h)     -     Litigation
           Schedule 11.6       -     Notices


4.   Conditions of Effectiveness of Amendment.

     This Second Amendment shall be effective on the date (the "Effective Date") on which each of the Borrower, the Guarantors, the Banks and the Agent have executed this Second Amendment and all of the following conditions have been satisfied:

     A.   Revolving Credit Note.

          The Borrower shall have executed and delivered to Fifth Third a Revolving Credit Note in principal amount equal to Fifth Third's Revolving Credit Commitment.

     B.   Secretary's Certificate.

          There shall be delivered to the Agent for the benefit of each Bank a certificate dated the effective date of this Second Amendment and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

          (i) all action taken by each Loan Party in connection with this Second Amendment and; and

          (ii) the names of the officer or officers authorized to sign this Second Amendment and the true signatures of such officer or officers.

     C.   Opinion of Counsel.

          There shall be delivered to the Agents for the benefit of each Bank written opinion of counsel for the Borrower and its Subsidiaries dated as of the effective date of this Second Amendment and in form and substance satisfactory to the Agents and their counsel as to the matters set forth in Exhibit 4(C) hereto.

     D.   Fees and Expenses.

          The Borrower shall have paid to the Agent and the Banks any fees, including legal fees, or expenses payable under the Loan Documents.

5.   References to Credit Agreement; Inconsistency.

     On and after the effective date of this Second Amendment, any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or any Loan Document, the terms and provisions hereof shall control.

6.   Force and Effect.

     Each of the Guarantors and the Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Second Amendment and confirms that all such documents have remained in full force and effect since the date of their execution.

7.   Governing Law.

     This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

8.   Counterparts.

     This Second Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE 1 OF 3 TO SECOND AMENDMENT]


                                  BORROWER:

                                  CHASE INDUSTRIES INC.

                                  By:   /s/ M. T. SEGRAVES
                                        --------------------------------
                                  Name:  M. T. Segraves
                                        --------------------------------
                                  Title: CFO
                                        --------------------------------


                                  GUARANTORS:

                                  CHASE BRASS & COPPER COMPANY, INC.

                                  By:   /s/ M. T. SEGRAVES
                                        --------------------------------
                                  Name: M. T. Segraves
                                        --------------------------------
                                  Title: CFO
                                        --------------------------------

                                  LEAVITT TUBE COMPANY, INC.

                                  By:   /s/ M. T. SEGRAVES
                                        --------------------------------
                                  Name: M. T. Segraves
                                        --------------------------------
                                  Title: CFO
                                        --------------------------------

                                  HOLCO CORPORATION

                                  By:   /s/ M. T. SEGRAVES
                                        --------------------------------
                                  Name: M. T. Segraves
                                        --------------------------------
                                  Title: CFO
                                        --------------------------------

                   [SIGNATURE PAGE 2 OF 3 TO SECOND AMENDMENT]


                                  AGENT AND BANKS:
                                  PNC BANK, NATIONAL ASSOCIATION,
                                  individually and as the Agent

                                  By:   /s/ MARK W. RUTHERFORD
                                        --------------------------------
                                  Name: Mark W. Rutherford
                                        --------------------------------
                                  Title: Senior Vice President
                                        --------------------------------

                                  ABN AMRO BANK N.V.

                                  By:   /s/ CHRISTOPHER S. HELMECI
                                        --------------------------------
                                  Name: Christopher S. Helmeci
                                        --------------------------------
                                  Title: Vice President
                                        --------------------------------


                                  By:   /s/ PATRICK M. PASTORE
                                        --------------------------------
                                  Name: Patrick M. Pastore
                                        --------------------------------
                                  Title: Vice President
                                        --------------------------------

                                  COMERICA BANK

                                  By:   /s/ ANTHONY L. DAVIS
                                        --------------------------------
                                  Name: Anthony L. Davis
                                        --------------------------------
                                  Title: Account Officer
                                        --------------------------------

                                  FIFTH THIRD BANK, NORTHWESTERN OHIO, N.A.

                                  By:   /s/ WILLIAM J. BEHE
                                        --------------------------------
                                  Name: William J. Behe
                                        --------------------------------
                                  Title: Senior Vice President
                                        --------------------------------

                   [SIGNATURE PAGE 3 OF 3 TO SECOND AMENDMENT]

                                  IBJ WHITEHALL BANK & TRUST COMPANY

                                  By:    /s/ PATRICIA G. MCCORMACK
                                         -------------------------------
                                  Name:  Patricia G. McCormack
                                         -------------------------------
                                  Title: Director
                                         -------------------------------


                                  BANK ONE, MICHIGAN
                                  (f/k/a NBD Bank)

                                  By:    /s/ PATRICK F. DUNPHY
                                         -------------------------------
                                  Name:  Patrick F. Dunphy
                                         -------------------------------
                                  Title: Vice President
                                         -------------------------------

                                  FIRSTAR BANK, N.A.
                                  f/k/a Star Bank

                                  By:    /s/ DAVID J. DANNEMILLER
                                         -------------------------------
                                  Name:  David J. Dannemiller
                                         -------------------------------
                                  Title: Vice President
                                         -------------------------------

                                  BANK AUSTRIA CREDITANSTALT
                                  CORPORATE FINANCE INC.

                                  By:    /s/ MARTIN E. RAHE
                                         -------------------------------
                                  Name:  Martin E. Rahe
                                         -------------------------------
                                  Title: SVP
                                         -------------------------------

                                  By:    /s/ DAVID W. HANNI
                                         -------------------------------
                                  Name:  David W. Hanni
                                         -------------------------------
                                  Title: VP
                                         -------------------------------